Exhibit 24.1

POWER OF ATTORNEY

EPL OIL & GAS, INC.

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary C. Hanna and David P. Cedro, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as a director of EPL Oil & Gas, Inc. (the “Company”), to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, in connection with the registration under the Securities Act of 1933, as amended, of the $300,000,000 aggregate principal amount of 8.25% senior notes due 2018 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 8.25% senior notes due 2018 issued on October 25, 2012, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Charles O. Bucker
CHARLES O. BUCKNER Director

March 19, 2013

POWER OF ATTORNEY

EPL OIL & GAS, INC.

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary C. Hanna and David P. Cedro, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as a director of EPL Oil & Gas, Inc. (the “Company”), to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, in connection with the registration under the Securities Act of 1933, as amended, of the $300,000,000 aggregate principal amount of 8.25% senior notes due 2018 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 8.25% senior notes due 2018 issued on October 25, 2012, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Scott A. Griffiths
SCOTT A. GRIFFITHS Director

March 19, 2013

POWER OF ATTORNEY

EPL OIL & GAS, INC.

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary C. Hanna and David P. Cedro, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as a director of EPL Oil & Gas, Inc. (the “Company”), to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, in connection with the registration under the Securities Act of 1933, as amended, of the $300,000,000 aggregate principal amount of 8.25% senior notes due 2018 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 8.25% senior notes due 2018 issued on October 25, 2012, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marc McCarthy
MARC MCCARTHY Director, Chairman of the Board

March 19, 2013

POWER OF ATTORNEY

EPL OIL & GAS, INC.

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary C. Hanna and David P. Cedro, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as a director of EPL Oil & Gas, Inc. (the “Company”), to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, in connection with the registration under the Securities Act of 1933, as amended, of the $300,000,000 aggregate principal amount of 8.25% senior notes due 2018 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 8.25% senior notes due 2018 issued on October 25, 2012, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Steven J. Pully
STEVEN J. PULLY Director

March 19, 2013

POWER OF ATTORNEY

EPL OIL & GAS, INC.

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary C. Hanna and David P. Cedro, and each of them, his or her true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and affix the undersigned’s name as a director of EPL Oil & Gas, Inc. (the “Company”), to a Registration Statement or Registration Statements on Form S-4 or other applicable form, and all amendments, including post-effective amendments, thereto, in connection with the registration under the Securities Act of 1933, as amended, of the $300,000,000 aggregate principal amount of 8.25% senior notes due 2018 of the Company proposed to be registered by the Company and issued in exchange for any and all of the Company’s 8.25% senior notes due 2018 issued on October 25, 2012, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ William F. Wallace
WILLIAM F. WALLACE Director

March 20, 2013

5